UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TDX INDEPENDENCE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Mutual Funds Regular Outbound Call Flow

Mutual Funds Regular Outbound Call Flow - Alternate Introduction call flows

“Hello, I’m trying to reach <s/h name>. Is he/she available? My name is and I’m calling on a recorded line regarding your investment in the TDX Independence ETF. We sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you would have any objections to voting along with the recommendations of your Board?”

IF Investment is in a Trust:

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF held in < Trust Name > for which you are listed as Trustee.

IF Investment is in a Custodial Acct for a Minor:

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF you control as custodian for < name of minor >.

IF Investment is in 401 K / Pension Plan held by Company Name WITH A TRUSTEE LISTED:     Remember to ask for authorization AFTER asking for the vote.

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF held in the < Company’s Name >

< 401 K / Pension Plan > for which you are listed as trustee.

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SPECIAL ALTERNATE INTRODUCTIONS

“Hello, I’m trying to reach <contact name>. Is he/she available?

IF Investment is in a Company Name:

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF registered to < Company’s Name > for which you are listed as contact.

I am trying to reach the person who handles the proxy voting.

IF Investment contains C/O or ATTN:

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF registered to < S/H Name or Company Name >.

Proxy materials were sent to <Contact Name> at <Street Address>. I am trying to reach the person who handles the proxy voting.

IF Investment is in 401 K / Pension Plan held by Company Name:

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF registered to < Company’s Name >

< 401 K / Pension Plan > for which you are listed as contact person. I am trying to reach the person who handles the proxy voting.

IF Investment is held by an Association or Club:

My name is                      and I’m calling on a recorded line regarding the investment in the TDX Independence          ETF registered to < Association/Club Name >.

Proxy materials were sent to <Contact Name> at <Street Address>. I am trying to reach the person who handles the proxy voting.